July 30, 2015

DREYFUS BNY MELLON FUNDS, INC.

Dreyfus Yield Enhancement Strategy Fund

Supplement to Statutory Prospectus
dated February 27, 2015

The following information supplements and supersedes any contrary information contained in the fund's statutory prospectus:

Effective on or about September 1, 2015 (the Effective Date), the underlying funds in which the fund may invest in the Emerging Markets Debt Strategies, are as follows:

Underlying Funds

Emerging Markets Debt Strategies Dreyfus Emerging Markets Debt Local Currency Fund Dreyfus Emerging Markets Debt U.S. Dollar Fund Unaffiliated Underlying Fund

Emerging Markets Debt Strategies

As of the Effective Date, the underlying funds in which a portion of the fund's assets allocated to the emerging markets debt strategies may be invested are Dreyfus Emerging Markets Debt Local Currency Fund, Dreyfus Emerging Markets Debt U.S. Dollar Fund and an unaffiliated underlying fund.

Dreyfus Emerging Markets Debt U.S. Dollar Fund normally invests in emerging market bonds and other debt instruments denominated in U.S. dollars, and in derivative instruments that provide investment exposure to such securities. These instruments consist principally of U.S. dollar-denominated emerging market sovereign, quasi-sovereign and corporate bonds and notes, including loan participation notes.  This underlying fund’s emerging market bond investments also may include bonds and other debt issued by central banks and other fixed-income securities or instruments that provide investment exposure to emerging market debt. This underlying fund may enter into futures contracts and swap agreements to provide economic exposure similar to investments in sovereign and corporate emerging market debt.

Emerging market countries generally are those countries defined as having an emerging or developing economy by the World Bank or its related organizations, or the United Nations or its authorities. The emerging market countries in which this underlying fund may invest currently include, but are not limited to, Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Malaysia, Mexico, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Uruguay. This underlying fund considers debt instruments issued by companies organized or with their principal place of business, or majority of assets or business, in emerging market countries to be emerging market corporate bonds or notes. This underlying fund’s performance baseline benchmark is an equally weighted composite of two indices − the JPMorgan Corporate Emerging Markets Bond Index – Broad (CEMBI-Broad) and the JPMorgan Emerging Markets Bond Index − Global (EMBI-Global), each an unmanaged index that tracks the performance of U.S. dollar-denominated emerging market bonds. The CEMBI-Broad tracks the performance of U.S. dollar-denominated corporate emerging market bonds, while the EMBI-Global tracks the performance of U.S. dollar-denominated sovereign and quasi-sovereign emerging market bonds.

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This underlying fund’s portfolio managers employ an investment process that uses in-depth fundamental country and credit analysis. A “top down” analysis of macroeconomic, financial and political variables guides country allocation, while a “bottom-up” analysis of the fundamental measures of an issuer’s creditworthiness guides securities selection. This underlying fund’s portfolio managers also consider market technicals and the global risk environment.

This underlying fund is not restricted as to credit quality when making investments in debt securities. Emerging market countries in which this underlying fund invests may have sovereign ratings that are below investment grade or are unrated. Moreover, the corporate or other privately issued debt securities in which this underlying fund may invest may be rated below investment grade (“high yield” or “junk” bonds) or the unrated equivalent as determined by the underlying fund’s portfolio managers. There is no minimum or maximum investment amount in any particular country or region. Generally, this underlying fund’s investments are spread across all regions of emerging markets. There are no restrictions on the average maturity or duration of this underlying fund’s portfolio or on the maturities or duration of the individual debt securities this underlying fund may purchase. Debt securities in which this underlying fund may invest may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

This underlying fund’s portfolio managers typically will sell a security if they believe it is overvalued from a valuation standpoint, another sector becomes relatively more attractive, and/or they expect fundamentals to deteriorate.

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